UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013 (March 6, 2013)

DELCATH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

810 Seventh Avenue, 35th Floor, New York, New York, 10019
(Address of principal executive offices) (Zip Code)

(212) 489-2100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment to a Material Definitive Agreement.

On March 6, 2013, Delcath Systems, Inc. (the "Company") and Terrapin Opportunity, L.P. ("Terrapin") entered into Amendment No.1 (the "Amendment") to the Common Stock Purchase Agreement between the Company and Terrapin, dated December 5, 2012 (the "Agreement").  The Amendment modifies certain requirements to the timing of delivery of documentation and related provisions.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No.1 to Common Stock Purchase Agreement between Delcath Systems, Inc. and Terrapin Opportunity, L.P. dated March 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2013	Delcath Systems, Inc.

By:	/s/ Peter J. Graham
Name:	Peter J. Graham
Title:	Executive Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment No.1 to Common Stock Purchase Agreement between Delcath Systems, Inc. and Terrapin Opportunity, L.P. dated March 6, 2013.